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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2002




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

                               Delaware 62-1040440
                          (State or other jurisdiction)
               (IRS employer of incorporation identification No.)
                                    000-21788
                            (Commission file number)

                    One Cotton Row, Scott, Mississippi 38772
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

Item 4.  Changes in Registrant's Certifying Accountant

Effective May 15, 2002, at the recommendation of the Audit Committee, the Board of Directors of Delta and Pine Land Company ("Delta and Pine Land") engaged KPMG LLP ("KPMG") as Delta and Pine Land's independent auditors. During the two most recent fiscal years and through May 14, 2002, Delta and Pine Land did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of Delta and Pine Land, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         KPMG replaces the firm of Arthur Andersen LLP ("Arthur Andersen"), who was dismissed by Delta and Pine Land's Board of Directors at the recommendation of the Audit Committee. In light of the uncertainties involving Arthur Andersen, Delta and Pine Land's Board of Directors and Audit Committee determined that it was in the best interests of Delta and Pine Land to appoint a different independent auditing firm.

         Arthur Andersen issued an unqualified opinion on the consolidated financial statements of Delta and Pine Land as of and for the years ended August 31, 2001 and 2000. To the knowledge of management, during the fiscal years ended August 31, 2001 and 2000, and in the subsequent period through the date of dismissal, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the matter in connection with their report on the financial statements. Additionally, during such periods there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         Delta and Pine Land has requested, and Arthur Andersen has furnished, a letter addressed to the Securities and Exchange Commission stating that Arthur Andersen agrees with the statements made by Delta and Pine Land herein. A copy of that letter from Arthur Andersen to the Securities and Exchange Commission is filed as Exhibit 16 to this Current Report on Form 8-K.










Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.


Exhibit No.                                          Description
-----------                                           -----------

       16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 14, 2002 regarding change in certifying accountant


     99.1         Press Release dated May 16, 2002






























                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DELTA AND PINE LAND COMPANY


Date:     May 17, 2002            /s/  W. Thomas Jagodinski
                                  ----------------------------------------------
                                  W. Thomas Jagodinski,
                                  Senior Vice President - Finance and Treasurer